FILED # C29076-00

OCT 3 0 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION
OF
STEALTH INDUSTRIES, INC.

The undersigned, being a citizen of the United States of America and over the age of eighteen (18) years, for the purpose of filing articles of incorporation under the Nevada Business Corporation Act, (the "Act") states the following:

ARTICLE I
Name

The name of this corporation will be STEALTH INDUSTRIES, INC.

ARTICLE II
Duration

This corporation will have perpetual existence.

ARTICLE III
Registered Agent/Office

The Resident Agent of this corporation for the transaction of business, until changed according to law, will be the following:

Nevada Business Services
675 Fairview Dr. #246
Carson City, NV 89701

ARTICLE IV
Purpose

The purpose and powers of this corporation are as follows:

4.1 To engage in any lawful business.

4.2 To engage in any and all activities that, in the judgment of the Board of Directors, may at any time be incidental or conducive to the attainment of the foregoing purpose.

4.3 To exercise any and all powers that a corporation formed under the Act, or any amendment thereto or substitute therefor, is entitled at the time to exercise.

ARTICLE V

Authorized Stock

The total authorized stock of this corporation will be Fifty Million (50,000,000) shares of common stock par value $0.001 per share. The shares will be non-assessable and will all be of the same class and every share of this stock will be equal in all respects to every other share. The shares may be issued and sold from time to time by the corporation for such consideration and upon such terms as may, from time to time, be fixed by the Board of Directors without shareholder action. Notwithstanding the contrary statutory provisions, if any, the Board of Directors of this corporation will have power and authority from time to time to authorize the sale of, and to sell for cash or otherwise, all or any portion of the unissued and, or of the treasury stock of this corporation without the stock, or any thereof, being first offered to the shareholders of this corporation.

ARTICLE VI
Board of Directors

The governing board of this corporation will be known as directors, and the number of directors may from time to time be increased or decreased in such manner as will be provided by the bylaws of this corporation, provided that the number of directors will not be reduced to less than two (2), except that in cases where all the shares of the corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than two (2) but not less than the number of stockholders.

The names and post office addresses of the first board of directors is as follows:

	NAME	ADDRESS
1.	David Stull	4951 Airport Parkway, Ste. 850, Addison, TX 75001
2.	Charles Townsend	4951 Airport Parkway, Ste. 850, Addison, TX 75001

The Board of Directors will be limited to no less than two (2) nor more than five (5), subject to the first paragraph above.

Directors of the Corporation need not be residents of the State of Nevada and need not own shares of the corporation's stock.

ARTICLE VII
Contracts with Interested Directors

(a) The corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its directors and with corporations, associations, firms, and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.

(b) Any such contract or transaction shall not be affected or invalidated or give rise to

liability by reason of the director's having an interest in the contract or transaction.

ARTICLE VIII

Incorporator

The name and address of the first incorporator of this corporation is as follows:

Charles Townsend
4951 Airport Parkway, Suite 850
Addison, TX 75001

ARTICLE IX
Cumulative Voting Rights Denied

______ Shareholders of this corporation will not have the right to cumulate votes for the election of directors.

ARTICLE X
Preemptive Rights

No shareholder of this corporation will have, solely by reason of being a shareholder, any preemptive rights with respect to any stock of this corporation or any securities convertible into or carrying a right to subscribe for or acquire stock of this corporation. Notwithstanding the foregoing, this corporation will have the power to grant similar rights by contract.

ARTICLE XI
Indemnification

______11.1 Indemnification of Directors and Officers.

(a) The Corporation will, to the fullest extent permitted by the Nevada Business Corporations Act, (the "Act"), as the same may be amended and supplemented, indemnify any and all persons whom it will have power to indemnify under this section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by this section, and the indemnification provided for herein will not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and will continue as to a person who has ceased to be a director officer, employee, or agent and will inure to the benefit of the heirs, executors, and administrators of such a person. Pursuant to statutory authority, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to

be indemnified by the Corporation.

(b) This corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of this corporation or, who, while a director, officer,
employee, or agent of this corporation, is or was serving at the request of this corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not this corporation would have power to indemnify the individual against such liability.

(c) If, after the effective date of this Section, the Act is amended to authorize further indemnification of directors or officers, then directors and officers of this corporation will be indemnified to the fullest extent permitted by the Act.

(d) To the extent permitted by law, the rights to indemnification and advance of reasonable expenses conferred in this Section will not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Section will be a contract right upon which each director or officer will be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Section will not adversely affect any right or protection of a director or officer of this corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

(e) If any provision of this Section or any application thereof will be invalid, unenforceable, or contrary to applicable law, the remainder of this Section, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, will not be affected thereby.

11.2 Limitation of Directors' Liability.

To the fullest extent permitted by the Act, as it exists on the date hereof or may hereafter be amended, a director of this corporation will not be personally liable to this corporation or its shareholders for monetary damages for conduct as a director. Any amendment to or repeal of this Section will not adversely affect a director of this corporation with respect to any conduct of such director occurring prior to such amendment or repeal.

DATED this 26 day of October, 2000.

Charles Townsend
Incorporator

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
[signature]	20080829324-58
Ross Miller	Filing Date and Time
Secretary of State	12/23/2008 10:40 AM
State of Nevada	Entity Number
	C29076-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Stealth Industries, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The name of the Corporation is changed effective December 22, 2008, to Precious Metals Exchange Corp.

The number of outstanding shares of the Corporation shall be reduced by a reverse stock split with a record date of December 23, 2008, and an effective date of December 29, 2008. The number of outstanding shares shall be reduced such that each holder of shares on the record date shall own one-tenth of the number of shares held prior to that date. There will be no cash paid, and no fractional shares or scrip issued; each fractional share held as a result of this reverse split shall be rounded up to the nearest whole number. As a result of the 1:10 reverse split, there shall be 50,000,000 shares authorized (same) and 3,450,404 shares outstanding (such amount subject to increase for issuance of whole shares).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 56% (19,000,000 shares) in favor

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PRECIOUS METALS EXCHANGE CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1. NAME OF CORPORATION:
LEGENDS FOOD CORPORATION

ARTICLE 3. SHARES:
Number of common shares with par value: 400,000,000 Par value: $0.001
Number of preferred shares with par value: 5,000,000 Par value: $0.001
Total number of shares with par value: 405,000,000 Par value: $0.001

Number of shares without par value: -0-

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110717047-90
[signature]	Filing Date and Time 09/29/2011 8:02 AM
Ross Miller Secretary of State State of Nevada	Entity Number C29076-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LEGENDS FOODS CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1. NAME OF CORPORATION:
REPUBLIC OF TEXAS BRANDS, INCORPORATED

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140514604-07
[signature]	Filing Date and Time 07/17/2014 2:40 PM
Ross Miller Secretary of State State of Nevada	Entity Number C29076-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

REPUBLIC OF TEXAS BRANDS, INCORPORATED

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1. NAME OF CORPORATION:
TOTALLY HEMP CRAZY INC.

ARTICLE 3. SHARES:

Number of shares with par value: 400,000,000 Par value: $0.001
Number of shares without par value: -0-

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20150393848-83
Barbara K. Cegavske	Filing Date and Time
Secretary of State	09/01/2015 9:56 AM
State of Nevada	Entity Number C29076-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TOTALLY HEMP CRAZY INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1. NAME OF CORPORATION:

ROCKY MOUNTAIN HIGH BRANDS INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDMENT TO ARTICLE V
OF THE ARTICLES OF INCORPORATION
OF TOTALLY HEMP CRAZY, INC.

Article V of the Corporation's Articles of Incorporation is deleted in its entirety and replaced with the following:

Article V Authorized Stock
The total number of shares that this Corporation is authorized to issue is 610,000,000, allocates as follows among these classes and series of stock:

Common Stock
One class of stock shall be common stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 600,000,000 shares.

Preferred Stock
The second class of stock shall be preferred stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 10,000,000 shares.

The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitation, if any, as may be set forth in the bylaws of the Corporation.

From time to time, the Board of Directors of the Corporation may authorize any changes in the designations and preferences stated herein of the preferred stock.

Of the 10,000,000 shares of preferred stock authorized, 1,000,000 shall be designated as Series A Preferred Stock and the rest shall be designated from time to time by the Board of Directors and which shall have the designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions set forth below:

Series A Preferred Stock
1) Designations and Amounts. The Board of Directors of the Company, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series A Preferred Stock (the "Series A Preferred Stock") with a stated value of $0.001 per share. The number of authorized shares constituting the Series A Preferred Stock shall be One Million (1,000,000) shares.

2) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Company and shall have four hundred (400) votes for every one (1) Share of Series A Preferred Stock held pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock and common stock shall vote together as a single class, and not as separate classes.

4) Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

a) Automatic Conversion. Each share of Series A Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series A Preferred Stock being converted. Conditioned upon the foregoing, each share of Series A Preferred Stock shall automatically convert into one hundred (100) fully paid and nonassessable share of Common Stock of the Corporation.

b) Method of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice 15 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the "Conversion Date."

c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

d) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted or otherwise acquired by the Company, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

e) Transfer Taxes. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series A Preferred Stock, provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

f) Adjustments to Conversion Rate.

i) Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of common stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of common stock after the effective date of this Certificate of Designation, the Series A Conversion Rate in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted as more fully set forth in Section 4(f)(ii).

ii) Adjustment for Common Stock Dividends and Distributions. If the Company at any time subdivides, combines or consolidates the outstanding shares of common stock as contemplated by Section 4(f)(i), in each such event the Series A Conversion Rate that is then in effect shall be adjusted as of the time of such event by multiplying the Series A Conversion Rate then in effect by a fraction (x) the numerator of which is the total number of shares of common stock issued and outstanding immediately after the time of such subdivision, combination or consolidation, and (y) the denominator of which is the total number of shares of common stock issued and outstanding immediately prior to such subdivision, combination or consolidation.

iii) Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization, merger or any reclassification of the stock of the Company (other than solely as a result of a stock dividend or subdivision, split-up or combination of shares), the Series A Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted and the terms of the Series A Preferred Stock shall be deemed amended such that the shares of the Series A Preferred Stock shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder's shares of the Series A Preferred Stock had been converted into common stock.

iv) Distributions Other Than Cash Dividends Out of Retained Earnings. If the Company shall declare a cash dividend upon its common stock payable otherwise than out of retained earnings or shall distribute to holders of its common stock shares of its capital stock (other than shares of common stock and other than as otherwise would result in an adjustment pursuant to this Section 4(f)), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for common stock or other securities of the Company convertible into or exchangeable for common stock), then, in each such case, provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of common stock receivable thereupon, the amount of securities of the Company and other property which they would have received had their Series A Preferred Stock been converted into common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities and other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4(f) with respect to the rights of the holders of the Series A Preferred Stock.

g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Rate pursuant to Section 4(f), the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series A Conversion Rate at the time in effect; and (iii) the number of shares of common stock and the amount, if any, of other securities, cash or property which at the time would be received upon the conversion of the Series A Preferred Stock.

h) Fractional Shares. Fractional shares of Series A Preferred Stock may be issued and all conversion, voting and other rights shall be applied to such fractional shares on a proportional basis; provided, however, that in lieu of any fractional shares of common stock to which the holder of Series A Preferred Stock would be entitled upon conversion or otherwise pursuant hereto, the Company shall issue to such

holder, one whole share of common stock. The number of whole shares to be issuable to each holder upon such conversion shall be determined on the basis of the number of shares of common stock issuable upon conversion of the total number of shares of Series A Preferred Stock of such holder at the time converting into common stock.

5) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and common stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Company.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company which will involve the distribution of assets other than cash, the Company shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Company shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Company shall reasonably determine, in good faith.

5) Registration Rights. None.

6) Redemption. Series A Preferred Shares are not redeemable.

7) No Impairment. Except and to the extent as waived or consented to by the holder, or as otherwise provided herein, the Company shall not by any action, including, without limitation, amending its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of holders as set forth in this Certificate of Designations against impairment.

8) Loss, Theft, Destruction of Series A Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like

tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

9) Notices. The holders of the Series A Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the common stock. Any notice required by the provisions of this Section 10 to be given to the holder of shares of the Series A Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.

10) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

11) Seniority. The Series A Preferred Stock shall be senior to any and all additional series of Preferred Stock issued by the Company.

Series B Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series B Preferred Stock." The number of shares constituting such series shall initially be nine million (9,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series B Preferred Stock shall be $.001 par value. All shares of Series B Preferred Stock shall be identical with each other in all respects.

2) Rank. The Series B Preferred Stock shall rank, with respect to dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation equal to the Common Stock and junior to each class or series of capital stock (except any other class of Series B Preferred Stock) which expressly provides that it ranks senior to the Series B Preferred Stock as to dividends or upon liquidation, dissolution and winding-up, or as to any other right or preference.

3) Conversion. The holders of Series B Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each shares of Series B Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series B Preferred Stock being converted. Conditioned upon the foregoing, each share of Series B Preferred Stock shall automatically convert into ten (10) fully paid and nonassessable share of Common Stock of the Corporation.

(b) Mechanics of Conversion. At such time as the conditions described in Section 3(a) shall have occurred, holders of the Series B Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation

to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 3(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series B Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 3(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

4) Redemption.
(a) Exercise of Redemption Right. Subject to the rights of series of Preferred Stock which may from time to time come into existence, at the option of the Corporation, the Corporation shall have the right to redeem that number of shares of Series B Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash, an amount per share of Series B Preferred Stock identified in the Redemption Request, equal to the ten (10) day average closing market ask price for a share of the Corporation's common stock multiplied

by 100 for the prior ten (10) days before the date of the Redemption Notice, plus any declared but unpaid dividends on each such share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series B Preferred Stock Redemption Price".

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series B Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series B Preferred Stock to be redeemed. Upon payment by the Corporation of the Series B Preferred Stock Redemption Price, all rights in respect of the shares of Series B Preferred Stock redeemed shall cease.

5) Voting Rights. The holders of shares of Series B Preferred Stock shall have the right to ten (10) votes for each share of Series B Preferred Stock held, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

7) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series B Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series B Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

8) Status of Converted or Redeemed Stock. In the event any shares of Series B Preferred Stock shall be converted or redeemed pursuant to Section 3 or Section 4 hereof, the shares so converted or redeemed shall be canceled and shall be available for issuance by the Corporation in accordance with the Corporation's Certificate of Incorporation.

9) Loss, Theft, Destruction of Series B Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably

satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

10) Notices. The holders of the Series B Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series B Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

11) Severability. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

****

IN WITNESS WHEREOF, Totally Hemp Crazy, Inc. has caused this Amendment to its Articles of Incorporation, including this Certificate of Designation of its Series A and Series B Preferred Stock to be signed by Jerry Grisaffi, its Secretary and Treasurer, this 20th day of February, 2015, its Effective Date.

TOTALLY HEMP CRAZY, INC.

By: /s/Jerry Grisaffi
Jerry Grisaffi, Secretary/Treasurer

AMENDMENT
To the
ARTICLES OF INCORPORATION
OF
TOTALLY HEMP CRAZY INC

The undersigned hereby amends it articles of incorporation as follows:

ARTICLE V.

The total number of shares that this corporation is authorized to is 610,000,000, allocated as follows among these classes and series of stock:

COMMON STOCK, PAR VALUE $0.001 PER SHARE-600,000,000(million)
SERIES A PREFERRED STOCK, PAR VALUE $0.001 PER SHARE 10,000,000(million) SHARES AUTHORIZED

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions, and qualifications for each of the two classes of stock, as well as the authorized amounts for each, shall be determined, where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of thye duly-elected Directors of this corporation.

Executed this 2nd day of February, 2015 by the Chief executive officer and the Chairman of the Board of Directors of this corporation and majority shareholder, Totally Hemp Crazy Inc.

Jerry Grisaffi, CEO/Director/Majority shareholder

AMENDMENT
To the
ARTICLES OF INCORPORATION
OF
REPUBLIC OF TEXAS BRANDS INCORPORATED

The undersigned hereby amends it articles of Incorporation as follows:

ARTICLE II.

The total number of shares that this corporation is authorized to is 410,000,000, allocated as follows among these classes and series of stock:

COMMON STOCK, PAR VALUE $0.001 PER SHARE-400,000,000(million)
SERIES A PREFERRED STOCK, PAR VALUE $0.001 PER SHARE 10,000,000(million) SHARES AUTHORIZED

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions, and qualifications for each of the two classes of stock, as well as the authorized amounts for each, shall be determined, where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of thye duly-elected Directors of this corpoeation.

Executed this 2nd day of July, 2014 by the Chief executive officer and the Chairman of the Board of Directors of this corporation and majority shareholder, Republic of Texas Brands, Inc.

Jerry Grisaffi, CEO/Director/Majority shareholder

EXHIBIT A

AMENDMENT
to the
ARTICLES OF INCORPORATION
of
REPUBLIC OF TEXAS BRANDS INCORPORATED

Pursuant to W.S. 17-16-1002, Republic of Texas Brands Incorporated. does hereby amend its Articles of Incorporation to read as follows:

ARTICLE I.

The name of this corporation is:

REPUBLIC OF TEXAS BRANDS INCORPORATED

ARTICLE II.

The total number of shares this corporation is authorized to issue is 5,000,000,000 (five billion), allocated as follows among these classes and series of stock:

Common Stock Class, par value $0.00001 per share – 4,900,000,000 shares authorized;
Preferred Stock Class, Series A, par value $0.0001 per share – 10,000,000 shares authorized.
Preferred Stock Class, Series B, par value $0.0001 per share – 90,000,000 shares authorized.

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions and qualifications for each of the four classes of stock, as well as the authorized amounts for each, shall be determined, where actively or passively allowed by state and/or federal law, by the bylaws, as amended, as approved by a majority of the duly-elected Directors of this corporation.

ARTICLE III.

The street address of this corporation's initial registered office, and the name of its initial registered agent at that office, is:

ARTICLE IV.

The name and address of this corporation's incorporator is:

ARTICLE V.

The liability of any director to this corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, is eliminated, except liability for:

(A) The amount of financial benefit received by a director to which he is not entitled;
(B) An intentional infliction of harm on the corporation or shareholders;
(C) A violation of W.S. 17-16-833; or
(D) An intentional violation of criminal law; and

ARTICLE VI.

Indemnification of any director for liability (as defined in W.S. 17-16-850(a)(iii)) to any person for any action taken, or failure to take any action, as a director, is obligatory, except liability for:

(A) Receipt of a financial benefit to which he is not entitled;
(B) An intentional infliction of harm on the corporation or its shareholders; (C) A violation of W.S. 17-16-833; or
(D) An intentional violation of criminal law.

ARTICLE VII.

Pursuant to W.S. 17-16-801, the Board of Directors has the complete authority to make, amend, alter or repeal the Bylaws of the corporation.

Executed this 7TH day of July, 2013, by the Chief Executive Officer of the Board of Directors of this corporation, Republic of Texas Brands Incorporated

Jerry Grisaffi, Chief Executive Officer and Director

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Barbara K. Cegavske	20150457503-82
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 10/16/2015 10:35 AM
	Entity Number C29076-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ROCKY MOUNTAIN HIGH BRANDS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

AMENDMENT TO ARTICLE V
OF THE ARTICLES OF INCORPORATION
OF ROCKY MOUNTAIN HIGH BRANDS INC.

Article V of the Corporation's Articles of Incorporation is deleted in its entirety and replaced with the following:
Article V Authorized Stock
The total number of shares that this Corporation is authorized to issue is 810,000,000, allocates as follows among these classes and series of stock: SEE EXHIBIT "A" ATTACHED 13 PAGES

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A:

AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION OF ROCKY MOUNTAIN HIGH BRANDS INC.

Article V of the Corporation's Articles of Incorporation is deleted in its entirety and replaced with the following:

Article V Authorized Stock

The total number of shares that this Corporation is authorized to issue is 810,000,000, allocates as follows among these classes and series of stock:

Common Stock

One class of stock shall be common stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 800,000,000 shares.

Preferred Stock

The second class of stock shall be preferred stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 10,000,000 shares.

The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitation, if any, as may be set forth in the bylaws of the Corporation.

From time to time, the Board of Directors of the Corporation may authorize any changes in the designations and preferences stated herein of the preferred stock.

Of the 10,000,000 shares of preferred stock authorized, 1,000,000 shall be designated as Series A Preferred Stock and the rest shall be designated from time to time by the Board of Directors and which shall have the designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions set forth below:

Series A Preferred Stock

1) Designations and Amounts. The Board of Directors of the Corporation, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series A Preferred Stock (the "Series A Preferred Stock") with a stated value of $0.001 per share. The number of authorized shares constituting the Series A Preferred Stock shall be One Million (1,000,000) shares.

2) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors in its sole discretion.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall have four hundred (400) votes for every one (1) Share of Series A Preferred Stock held pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock and common stock shall vote together as a single class, and not as separate classes.

4) Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

a) Automatic Conversion. Each share of Series A Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series A Preferred Stock being converted. Conditioned upon the foregoing, each share of Series A Preferred Stock shall automatically convert into one hundred (100) fully paid and nonassessable shares of Common Stock of the Corporation.

b) Method of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice 15 business days prior to date of conversion to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Corporation shall, within five business days, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the "Conversion Date."

c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

d) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted or otherwise acquired by the Corporation, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

e) Transfer Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series A Preferred Stock, provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

f) Adjustments to Conversion Rate.

i) Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of common stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of common stock after the effective date of this Certificate of Designation, the Series A Conversion Rate in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of

such subdivision, combination or consolidation, be proportionately adjusted as more fully set forth in Section 4(f)(ii).

ii) Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time subdivides, combines or consolidates the outstanding shares of common stock as contemplated by Section 4(f)(i), in each such event the Series A Conversion Rate that is then in effect shall be adjusted as of the time of such event by multiplying the Series A Conversion Rate then in effect by a fraction (x) the numerator of which is the total number of shares of common stock issued and outstanding immediately after the time of such subdivision, combination or consolidation, and (y) the denominator of which is the total number of shares of common stock issued and outstanding immediately prior to such subdivision, combination or consolidation.

iii) Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization, merger or any reclassification of the stock of the Corporation (other than solely as a result of a stock dividend or subdivision, split-up or combination of shares), the Series A Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted and the terms of the Series A Preferred Stock shall be deemed amended such that the shares of the Series A Preferred Stock shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder's shares of the Series A Preferred Stock had been converted into common stock.

iv) Distributions Other Than Cash Dividends Out of Retained Earnings. If the Corporation shall declare a cash dividend upon its common stock payable otherwise than out of retained earnings or shall distribute to holders of its common stock shares of its capital stock (other than shares of common stock and other than as otherwise would result in an adjustment pursuant to this Section 4(f)), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for common stock or other securities of the Corporation convertible into or exchangeable for common stock), then, in each such case, provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of common stock receivable thereupon, the amount of securities of the Corporation and other property which they would have received had their Series A Preferred Stock been converted into common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities and other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4(f) with respect to the rights of the holders of the Series A Preferred Stock.

g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Rate pursuant to Section 4(f), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series A Conversion Rate at the time in effect; and (iii) the number of shares of common stock and the amount, if any, of other securities, cash or property which at the time would be received upon the conversion of the Series A Preferred Stock.

h) Fractional Shares. Fractional shares of Series A Preferred Stock may be issued and all conversion, voting and other rights shall be applied to such fractional shares on a proportional basis; provided, however, that in lieu of any fractional shares of common stock to which the holder of Series A Preferred Stock would be entitled upon conversion or otherwise pursuant hereto, the Corporation shall issue to such holder, one whole share of common stock. The number of whole shares to be issuable to each holder upon such conversion shall be determined on the basis of the number of shares of common stock issuable upon conversion of the total number of shares of Series A Preferred Stock of such holder at the time converting into common stock.

5) Liquidation.

a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock, according to each class's "Rank" as stated herein, and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

5) Registration Rights . None.

6) Redemption . Series A Preferred Shares are not redeemable.

7) No Impairment. Except and to the extent as waived or consented to by the holder, or as otherwise provided herein, the Corporation shall not by any action, including, without limitation, amending its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of holders as set forth in this Certificate of Designations against impairment.

8) Loss, Theft, Destruction of Series A Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in

the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

9) Notices. The holders of the Series A Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section 10 to be given to the holder of shares of the Series A Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

10) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

11) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series A Preferred Stock shall rank junior to the Series C Preferred Stock and senior to the Series B Preferred Stock, and the Common Stock.

Series B Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series B Preferred Stock." The number of shares constituting such series shall initially be seven million (7,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series B Preferred Stock shall be $.001 par value. All shares of Series B Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series B Preferred Stock shall rank junior to the Series A and Series C Preferred Stock, and ahead of the Common Stock.

3) Conversion. The holders of Series B Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each shares of Series B Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series B Preferred Stock being converted. Conditioned upon the foregoing, each share of Series B Preferred Stock shall automatically convert at the sole option of its holder into ten (10) fully paid and nonassessable shares of Common Stock of the Corporation.

(b) Mechanics of Conversion. At such time as the conditions described in Section 3(a) shall have occurred, holders of the Series B Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 3(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series B Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 3(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

4) Redemption.

(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, at the option of the Corporation, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series B Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash in immediately available funds, an amount per share of Series B Preferred Stock identified in the Redemption Request, equal to the ten (10) day average of the closing market ask prices for a share of the Corporation's common stock during the (10) trading days before the date of the Redemption Notice, multiplied by 100, plus any declared but unpaid dividends on each such share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series B Preferred Stock Redemption Price".

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series B Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series B Preferred Stock to be redeemed. Upon payment by the Corporation of the Series B Preferred Stock Redemption Price, all rights in respect of the shares of Series B Preferred Stock redeemed shall cease.

5) Voting Rights. The holders of shares of Series B Preferred Stock shall have the right to ten (10) votes for each share of Series B Preferred Stock held, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6) Dividends. The holders of Series B Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

7) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series B Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series B Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

8) Status of Converted or Redeemed Stock. In the event any shares of Series B Preferred Stock shall be converted or redeemed pursuant to Section 3 or Section 4 hereof, the shares so converted or redeemed shall be canceled and shall be available for issuance by the Corporation in accordance with the Corporation's Certificate of Incorporation.

9) Loss, Theft, Destruction of Series B Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

10) Notices. The holders of the Series B Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series B Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

11) Severability. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

12) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau,

Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

Series C Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series C Preferred Stock." The number of shares constituting such series shall initially be two million (2,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series C Preferred Stock shall be $.001 par value. All shares of Series C Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation or as to any other right or preference, the Series C Preferred Stock shall rank ahead of any other class of Preferred Stock and Common Stock.

3) Interest. Each share of the Series C Preferred Stock shall earn daily, compound interest at the rate of twelve percent (12%) as calculated on a 365 day calendar year (the "Interest) from the date of each such shares issuance by authorization resolution of the Board of Directors of the Corporation. The Interest shall be accrued per yearly calendar quarter (an "Accrual Period") and paid within thirty (30) days of the end of each such calendar quarter, unless a respective holder of the shares of the Series C Preferred Stock provides written authorization to the Corporation to defer said Interest payment to the due date for the next Accrual Period. For as all as any shares of Series C Preferred Stock remain issued and outstanding, any and all accrued and unpaid Interest is to be recorded on the books and records of the Corporation as a cumulative obligation.

4) Exchangeability; Interchangeability.

(a) Exchangeability. Each share of Series C Preferred Stock is to be issued in exchange for one U.S. dollar ($1.00), (the "Exchange Value") of the outstanding balance at the time, in whole or in part, of any convertible promissory note (the "Note") issued by the Corporation to a debtholder (the "Debtholder") who is to receive the Series C Preferred Stock (the "Exchange"). Any such Exchange shall be by written agreement between the Corporation and the Debtholder and may contain terms and conditions in addition to those included herein (the "Exchange Agreement") and the Exchange Agreement shall be approved by a resolution of the Board of Directors of the Corporation prior to the Exchange. It is understood by the Corporation and the Debtholder that the rights granted to the Debtholder under the Note being exchanged by the Corporation, and or any guarantors of the Note shall remain in full force and effect after the Exchange, until such time as the Series C Preferred Stock is either converted in full to shares of common stock or redeemed per the terms and conditions of the following Section 6.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that any of the Series C Preferred Stock issued upon Exchange shall be deemed to have been acquired at the time the underlying Note was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon any Conversion (as hereinafter defined) of the Series C Preferred Stock shall be deemed to have commenced on the date the Note was issued.

(b) Interchangeability. Any Exchange of the Note per the Exchange Agreement, in whole or in part, for any shares of Series C Preferred Stock may be reversed at any time by the holder of the Series C Preferred Stock, in its sole option, for (i) non-payment, when due, of any Interest from the Series C Preferred Stock (which Interest the holder had not previously agreed in writing to be accrued, see Section 3 above), or (ii)

any item constituting "Default" that remains uncured, as stated in the Note, or (iii) by mutual agreement of the holder and the Corporation (the "Interchange"). Such reversal of the Exchange and the Exchange Agreement shall be by written notice by the holder of the Series C Preferred Stock to the Corporation; wherein the Note, adjusted for changes due to any conversions of the Series C Preferred Stock or Interest owed, accrued or paid, shall thereafter be interchanged back from the Series C Preferred Stock titled to the holder, which Series C Preferred Stock shall be returned to the Corporation by the holder within five (5) business days of said written notice. The Corporation acknowledges that in such situation the Note in its entirety, without amendment or restatement of its terms and conditions, and as of its original issuance date, shall return to being an irrevocable obligation of the Corporation to its holder, and that for purposes of Rule 144 and its sub-section (d)(3)(ii), the Note exchanged for the Series C Preferred Stock shall retain its original tacking period as pertains to any subsequent conversions of the Note for common stock of the Corporation. Any such Interchange of the Series C Preferred Stock to the Note shall be authorized by resolution of the Board of Directors of the Corporation within five (5) business days of written notice of said Interchange by the holder.

5) Conversion. The holders of Series C Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each shares of Series C Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series C Preferred Stock being converted. Conditioned upon the foregoing, each share of Series C Preferred Stock shall automatically convert at the sole option of its holder into (i) fifty (50) fully paid and nonassessable shares of Common Stock of the Corporation, or (ii) if said conversion per share of the Series C Preferred Stock in "(i)" equates to a total dollar amount per share of Series C Preferred Stock from its conversion into Common Stock, as calculated from the closing market bid price on the trading day immediately prior to the date of conversion, wherein said total amount is less that the Exchange Value per share of the Series C Preferred Stock being converted, a quantity of fully paid and nonassessable shares of Common Stock shall be issued from the conversion equal to not less than the Exchange Value per share of the Series C Preferred Stock. The holding period for the Common Stock issued upon any Conversion shall be deemed to have commenced on the date the underlying Note to the Series C Preferred Stock was issued.

(b) Mechanics of Conversion. At such time as the conditions described in Section 5(a) shall have occurred, holders of the Series C Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock. The Corporation shall, within not more than five (5) business days, issue and deliver to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 5(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series C Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 5(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

6) Redemption.
(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, and provided that the holder of the of Series C Preferred Stock has not issued a written notice to the Corporation pertaining to an Interchange of the of Series C Preferred Stock for its underlying Note, in whole or in part, at the option of the Corporation and with the prior written approval of the holder of the of Series C Preferred Stock, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series C Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash in immediately available funds, an amount per share of Series C Preferred Stock identified in the Redemption Request, equal to the greater of either (i) the Exchange Value per share of Series C Preferred Stock, plus any accrued and unpaid Interest to the date of the Redemption Request, plus any declared but unpaid dividends per share and any fees or penalties that may occur from the terms and conditions of the Exchange Agreement; or (ii) an amount per share of Series C Preferred Stock equal to not less than the twenty (10) day average of the closing market ask prices for a share of the Corporation's common stock during the twenty (20) trading days before the date of the Redemption Notice (the "Average Market Ask Price"), which Average Market Ask Price is then multiplied by a factor of fifty (50), plus any accrued and unpaid Interest to the date of the Redemption Request, any fees or penalties that may occur from the terms and conditions of the Exchange Agreement, and any declared but unpaid dividends per share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series C Preferred Stock Redemption Price".

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series C Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 5(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

6) Redemption.
(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, and provided that the holder of the of Series C Preferred Stock has not issued a written notice to the Corporation pertaining to an Interchange of the of Series C Preferred Stock for its underlying Note, in whole or in part, at the option of the Corporation and with the prior written approval of the holder of the of Series C Preferred Stock, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series C Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash in immediately available funds, an amount per share of Series C Preferred Stock identified in the Redemption Request, equal to the greater of either (i) the Exchange Value per share of Series C Preferred Stock, plus any accrued and unpaid Interest to the date of the Redemption Request, plus any declared but unpaid dividends per share and any fees or penalties that may occur from the terms and conditions of the Exchange Agreement; or (ii) an amount per share of Series C Preferred Stock equal to not less than the twenty (10) day average of the closing market ask prices for a share of the Corporation's common stock during the twenty (20) trading days before the date of the Redemption Notice (the "Average Market Ask Price"), which Average Market Ask Price is then multiplied by a factor of fifty (50), plus any accrued and unpaid Interest to the date of the Redemption Request, any fees or penalties that may occur from the terms and conditions of the Exchange Agreement, and any declared but unpaid dividends per share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series C Preferred Stock Redemption Price".

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series C Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series C Preferred Stock to be redeemed. Upon payment by the Corporation of the Series C Preferred Stock Redemption Price, all rights in respect of the shares of Series C Preferred Stock redeemed shall cease.

7) Voting Rights. The holders of shares of Series C Preferred Stock shall not have any voting rights with respect to any question upon which the holders of Common Stock or other classes of Preferred Stock have the right to vote. Regardless of the preceding sentence, the holders of shares of Series C Preferred Stock shall be entitled to any notice of, and their attendance at, any stockholders meeting in accordance with the bylaws of this Corporation.

8) Dividends. The holders of Series C Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

9) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series C Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series C Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

10) Status of Converted or Redeemed Stock. In the event any shares of Series C Preferred Stock shall be converted or redeemed pursuant to Section 5 or Section 6 hereof, the shares so converted or redeemed shall be canceled in full and shall not be available for re-issuance by the Corporation.

11) Loss, Theft, Destruction of Series C Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series C Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series C Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series C Preferred Stock, new shares of Series C Preferred Stock of like tenor. The Series C Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series C Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

12) Notices. The holders of the Series C Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series C Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

13) Severability. If any right, preference or limitation of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

14) Liquidation.

a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

****

IN WITNESS WHEREOF, Rocky Mountain High Brands Inc. has caused this Amendment to its Articles of Incorporation, including this Certificate of Designation of its Series A, Series B and Series C Preferred Stock to be signed by Jerry Grisaffi, its Secretary and Treasurer, this ___ day of October, 2015, its Effective Date.

ROCKY MOUNTAIN HIGH BRANDS INC.

By: /s/Jerry Grisaffi
Jerry Grisaffi, Secretary/Treasurer

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20150498514-79
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 11/12/2015 10:15 AM
	Entity Number C29076-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ROCKY MOUNTAIN HIGH BRANDS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

SECOND AMENDMENT TO ARTICLE V
OF THE ARTICLES OF INCORPORATION
OF ROCKY MOUNTAIN HIGH BRANDS INC.

Article V of the Corporation's Articles of Incorporation filed October 16th 2015 is deleted in its entirety and replaced with the following:
Article V Authorized Stock
The total number of shares that this Corporation is authorized to issue is 810,000,000, allocates as follows among these classes and series of stock: SEE EXHIBIT "A" ATTACHED 14 PAGES

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECOND AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION OF ROCKY MOUNTAIN HIGH BRANDS INC.

Article V of the Corporation's Articles of Incorporation, and the AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION OF ROCKY MOUNTAIN HIGH BRANDS, INC FILED OCTOBER 16, 2016 are deleted in their entirety and replaced with the following:

Article V Authorized Stock
The total number of shares that this Corporation is authorized to issue is 810,000,000, allocates as follows among these classes and series of stock:

Common Stock
One class of stock shall be common stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 800,000,000 shares.

Preferred Stock
The second class of stock shall be preferred stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 10,000,000 shares.

The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitation, if any, as may be set forth in the bylaws of the Corporation.

From time to time, the Board of Directors of the Corporation may authorize any changes in the designations and preferences stated herein of the preferred stock.

Of the 10,000,000 shares of preferred stock authorized, 1,000,000 shall be designated as Series A Preferred Stock and the rest shall be designated from time to time by the Board of Directors and which shall have the designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions set forth below:

Series A Preferred Stock
1) Designations and Amounts. The Board of Directors of the Corporation, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series A Preferred Stock (the "Series A Preferred Stock") with a stated value of $0.001 per share. The number of authorized shares constituting the Series A Preferred Stock shall be One Million (1,000,000) shares.

2) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors in its sole discretion.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall have four hundred (400) votes for every one (1) Share of Series A Preferred Stock held pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock and common stock shall vote together as a single class, and not as separate classes.

4) Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

a) Automatic Conversion. Each share of Series A Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series A Preferred Stock being converted. Conditioned upon the foregoing, each share of Series A Preferred Stock shall automatically convert into one hundred (100) fully paid and nonassessable shares of Common Stock of the Corporation.

b) Method of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice 15 business days prior to date of conversion to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Corporation shall, within five business days, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the "Conversion Date."

c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

d) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted or otherwise acquired by the Corporation, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

e) Transfer Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series A Preferred Stock, provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

f) Adjustments to Conversion Rate.

i) Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of common stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of common stock after the effective date of this Certificate of Designation, the Series A Conversion Rate in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of

such subdivision, combination or consolidation, be proportionately adjusted as more fully set forth in Section 4(f)(ii).

ii) Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time subdivides, combines or consolidates the outstanding shares of common stock as contemplated by Section 4(f)(i), in each such event the Series A Conversion Rate that is then in effect shall be adjusted as of the time of such event by multiplying the Series A Conversion Rate then in effect by a fraction (x) the numerator of which is the total number of shares of common stock issued and outstanding immediately after the time of such subdivision, combination or consolidation, and (y) the denominator of which is the total number of shares of common stock issued and outstanding immediately prior to such subdivision, combination or consolidation.

iii) Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization, merger or any reclassification of the stock of the Corporation (other than solely as a result of a stock dividend or subdivision, split-up or combination of shares), the Series A Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted and the terms of the Series A Preferred Stock shall be deemed amended such that the shares of the Series A Preferred Stock shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder's shares of the Series A Preferred Stock had been converted into common stock.

iv) Distributions Other Than Cash Dividends Out of Retained Earnings. If the Corporation shall declare a cash dividend upon its common stock payable otherwise than out of retained earnings or shall distribute to holders of its common stock shares of its capital stock (other than shares of common stock and other than as otherwise would result in an adjustment pursuant to this Section 4(f)), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for common stock or other securities of the Corporation convertible into or exchangeable for common stock), then, in each such case, provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of common stock receivable thereupon, the amount of securities of the Corporation and other property which they would have received had their Series A Preferred Stock been converted into common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities and other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4(f) with respect to the rights of the holders of the Series A Preferred Stock.

g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Rate pursuant to Section 4(f), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series A Conversion Rate at the time in effect; and (iii) the number of shares of common stock and the amount, if any, of other securities, cash or property which at the time would be received upon the conversion of the Series A Preferred Stock.

h) Fractional Shares. Fractional shares of Series A Preferred Stock may be issued and all conversion, voting and other rights shall be applied to such fractional shares on a proportional basis; provided, however, that in lieu of any fractional shares of common stock to which the holder of Series A Preferred Stock would be entitled upon conversion or otherwise pursuant hereto, the Corporation shall issue to such holder, one whole share of common stock. The number of whole shares to be issuable to each holder upon such conversion shall be determined on the basis of the number of shares of common stock issuable upon conversion of the total number of shares of Series A Preferred Stock of such holder at the time converting into common stock.

5) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock, according to each class's "Rank" as stated herein, and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

5) Registration Rights. None.

6) Redemption. Series A Preferred Shares are not redeemable.

7) No Impairment. Except and to the extent as waived or consented to by the holder, or as otherwise provided herein, the Corporation shall not by any action, including, without limitation, amending its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of holders as set forth in this Certificate of Designations against impairment.

8) Loss, Theft, Destruction of Series A Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in

the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

9) Notices. The holders of the Series A Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section 10 to be given to the holder of shares of the Series A Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

10) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

11) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series A Preferred Stock shall rank junior to the Series C Preferred Stock and senior to the Series B Preferred Stock, and the Common Stock.

Series B Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series B Preferred Stock." The number of shares constituting such series shall initially be seven million (7,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series B Preferred Stock shall be $.001 par value. All shares of Series B Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series B Preferred Stock shall rank junior to the Series A and Series C Preferred Stock, and ahead of the Common Stock.

3) Conversion. The holders of Series B Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each shares of Series B Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series B Preferred Stock being converted. Conditioned upon the foregoing, each share of Series B Preferred Stock shall automatically convert at the sole option of its holder into ten (10) fully paid and nonassessable shares of Common Stock of the Corporation.

(b) Mechanics of Conversion. At such time as the conditions described in Section 3(a) shall have occurred, holders of the Series B Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 3(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series B Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 3(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

4) Redemption.

(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, at the option of the Corporation, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series B Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash in immediately available funds, an amount per share of Series B Preferred Stock identified in the Redemption Request, equal to the ten (10) day average of the closing market ask prices for a share of the Corporation's common stock during the (10) trading days before the date of the Redemption Notice, multiplied by 100, plus any declared but unpaid dividends on each such share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series B Preferred Stock Redemption Price".

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series B Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series B Preferred Stock to be redeemed. Upon payment by the Corporation of the Series B Preferred Stock Redemption Price, all rights in respect of the shares of Series B Preferred Stock redeemed shall cease.

5) Voting Rights. The holders of shares of Series B Preferred Stock shall have the right to ten (10) votes for each share of Series B Preferred Stock held, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6) Dividends. The holders of Series B Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

7) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series B Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series B Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

8) Status of Converted or Redeemed Stock. In the event any shares of Series B Preferred Stock shall be converted or redeemed pursuant to Section 3 or Section 4 hereof, the shares so converted or redeemed shall be canceled and shall be available for issuance by the Corporation in accordance with the Corporation's Certificate of Incorporation.

9) Loss, Theft, Destruction of Series B Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

10) Notices. The holders of the Series B Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series B Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

11) Severability. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

12) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau,

Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

Series C Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series C Preferred Stock." The number of shares constituting such series shall initially be two million (2,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series C Preferred Stock shall be $.001 par value. All shares of Series C Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation or as to any other right or preference, the Series C Preferred Stock shall rank ahead of any other class of Preferred Stock and Common Stock.

3) Interest. Each share of the Series C Preferred Stock shall earn daily, compound interest at the rate of twelve percent (12%) as calculated on a 365 day calendar year (the "Interest) from the date of each such shares issuance by authorization resolution of the Board of Directors of the Corporation. The Interest shall be accrued per yearly calendar quarter (an "Accrual Period") and paid within thirty (30) days of the end of each such calendar quarter, unless a respective holder of the shares of the Series C Preferred Stock provides written authorization to the Corporation to defer said Interest payment to the due date for the next Accrual Period. For as all as any shares of Series C Preferred Stock remain issued and outstanding, any and all accrued and unpaid Interest is to be recorded on the books and records of the Corporation as a cumulative obligation.

4) Exchangeability; Interchangeability.

(a) Exchangeability. Each share of Series C Preferred Stock is to be issued in exchange for one U.S. dollar ($1.00), (the "Exchange Value") of the outstanding balance at the time, in whole or in part, of any convertible promissory note (the "Note") issued by the Corporation to a debtholder (the "Debtholder") who is to receive the Series C Preferred Stock (the "Exchange"). Any such Exchange shall be by written agreement between the Corporation and the Debtholder and may contain terms and conditions in addition to those included herein (the "Exchange Agreement") and the Exchange Agreement shall be approved by a resolution of the Board of Directors of the Corporation prior to the Exchange. It is understood by the Corporation and the Debtholder that the rights granted to the Debtholder under the Note being exchanged by the Corporation, and or any guarantors of the Note shall remain in full force and effect after the Exchange, until such time as the Series C Preferred Stock is either converted in full to shares of common stock or redeemed per the terms and conditions of the following Section 6.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that any of the Series C Preferred Stock issued upon Exchange shall be deemed to have been acquired at the time the underlying Note was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon any Conversion (as hereinafter defined) of the Series C Preferred Stock shall be deemed to have commenced on the date the Note was issued.

(b) Interchangeability. Any Exchange of the Note per the Exchange Agreement, in whole or in part, for any shares of Series C Preferred Stock may be reversed by the holder of the Series C Preferred Stock, in its sole option, for (i) non-payment, when due, and failure to cure the non-payment after written notice from holder to Corporation within 10 business days, of any Interest from the Series C Preferred Stock

(which Interest the holder had not previously agreed in writing to be accrued, see Section 3 above), or (ii) by mutual agreement of the holder and the Corporation (the "Interchange"). Such reversal of the Exchange and the Exchange Agreement shall be by written notice by the holder of the Series C Preferred Stock to the Corporation; wherein the Note, adjusted for changes due to any conversions of the Series C Preferred Stock or Interest owed, accrued or paid, shall thereafter be interchanged back from the Series C Preferred Stock titled to the holder, which Series C Preferred Stock shall be returned to the Corporation by the holder within five (5) business days of said written notice. The Corporation acknowledges that in such situation the Note in its entirety, without amendment or restatement of its terms and conditions, and as of its original issuance date, shall return to being an irrevocable obligation of the Corporation to its holder, and that for purposes of Rule 144 and its sub-section (d)(3)(ii), the Note exchanged for the Series C Preferred Stock shall retain its original tacking period as pertains to any subsequent conversions of the Note for common stock of the Corporation. Any such Interchange of the Series C Preferred Stock to the Note shall be authorized by resolution of the Board of Directors of the Corporation within five (5) business days of written notice of said Interchange by the holder.

5) Conversion. The holders of Series C Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each share of Series C Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series C Preferred Stock being converted. Conditioned upon the foregoing, each share of Series C Preferred Stock shall automatically convert at the sole option of its holder into (i) fifty (50) fully paid and nonassessable shares of Common Stock of the Corporation., or (ii) if said conversion per share of the Series C Preferred Stock in "(i)" equates to a total dollar amount per share of Series C Preferred Stock from its conversion into Common Stock, as calculated from the closing market bid price on the trading day immediately prior to the date of conversion, wherein said total amount is less that the Exchange Value per share of the Series C Preferred Stock being converted, a quantity of fully paid and nonassessable shares of Common Stock shall be issued from the conversion equal to not less than the Exchange Value per share of the Series C Preferred Stock. The holding period for the Common Stock issued upon any Conversion shall be deemed to have commenced on the date the underlying Note to the Series C Preferred Stock was issued.

(b) Mechanics of Conversion. At such time as the conditions described in Section 5(a) shall have occurred, holders of the Series C Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock. The Corporation shall, within not more than five (5) business days, issue and deliver to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 5(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series C Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 5(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

6) Redemption.
(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, and provided that the holder of the of Series C Preferred Stock has not issued a valid and enforceable written notice to the Corporation pertaining to an Interchange of the of Series C Preferred Stock for its underlying Note, in whole or in part, at the option of the Corporation, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series C Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash in immediately available funds, an amount per share of Series C Preferred Stock identified in the Redemption Request, equal to the greater of either (i) the Exchange Value per share of Series C Preferred Stock, plus any accrued and unpaid Interest to the date of the Redemption Request, plus any declared but unpaid dividends per share and any fees or penalties that may occur from the terms and conditions of the Exchange Agreement, or (ii) an amount per share of Series C Preferred Stock equal to not less than the twenty (10) day average of the closing market ask prices for a share of the Corporation's common stock during the twenty (20) trading days before the date of the Redemption Notice (the "Average Market Ask Price"), which Average Market Ask Price is then multiplied by a factor of fifty (50), plus any accrued and unpaid Interest to the date of the Redemption Request, any fees or penalties that may occur from the terms and conditions of the Exchange Agreement, and any declared but unpaid dividends per share. Notwithstanding anything contained herein to the contrary, the Series C Preferred Stock Redemption Price (as hereinafter defined) shall be capped at, and shall never exceed, $1.50 per redeemed Series C Preferred share. The total sum payable per share

pursuant to a Redemption Request is hereinafter referred to as the "Series C Preferred Stock Redemption Price", never to exceed $1.50 per share of Series C Preferred Stock.

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series C Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series C Preferred Stock to be redeemed. Upon payment by the Corporation of the Series C Preferred Stock Redemption Price, all rights in respect of the shares of Series C Preferred Stock redeemed shall cease.

7) Voting Rights. The holders of shares of Series C Preferred Stock shall not have any voting rights with respect to any question upon which the holders of Common Stock or other classes of Preferred Stock have the right to vote. Regardless of the preceding sentence, the holders of shares of Series C Preferred Stock shall be entitled to any notice of, and their attendance at, any stockholders meeting in accordance with the bylaws of this Corporation.

8) Dividends. The holders of Series C Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

9) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series C Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series C Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

10) Status of Converted or Redeemed Stock. In the event any shares of Series C Preferred Stock shall be converted or redeemed pursuant to Section 5 or Section 6 hereof, the shares so converted or redeemed shall be canceled in full and shall not be available for re-issuance by the Corporation.

11) Loss, Theft, Destruction of Series C Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series C Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series C Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series C Preferred Stock, new shares of Series C Preferred Stock of like tenor. The Series C Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series C Preferred Stock and shall preclude any and all other rights and remedies

notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

12) Notices. The holders of the Series C Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series C Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

13) Severability. If any right, preference or limitation of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

14) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

****

IN WITNESS WHEREOF, Rocky Mountain High Brands Inc. has caused this Amendment to its Articles of Incorporation, including this Certificate of Designation of its Series A, Series B and Series C Preferred Stock to be signed by Jerry Grisaffi, its Secretary and Treasurer, this 11 day of November, 2015, its Effective Date.

ROCKY MOUNTAIN HIGH BRANDS INC.

By: ______________________

Jerry Grisaffi, Secretary/Treasurer

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20160136030-82
	Filing Date and Time 03/25/2016 8:00 AM
	Entity Number C29076-2000

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ROCKY MOUNTAIN HIGH BRANDS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

THIRD AMENDMENT TO ARTICLE V
OF THE ARTICLES OF INCORPORATION
OF ROCKY MOUNTAIN HIGH BRANDS INC.

Article V of the Corporation's Articles of Incorporation and the SECOND AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION OF ROCKY MOUNTAIN HIGH BRANDS INC. filed November 12th 2015 are deleted in its entirety and replaced with the following:
SEE EXHIBIT "A" ATTACHED 17 PAGES

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

THIRD AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION OF ROCKY MOUNTAIN HIGH BRANDS INC.

Article V of the Corporation's Articles of Incorporation, and the SECOND AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION OF ROCKY MOUNTAIN HIGH BRANDS, INC. FILED NOVEMBER 12, 2015 are deleted in their entirety and replaced with the following:

Article V Authorized Stock
The total number of shares that this Corporation is authorized to issue is 810,000,000, allocates as follows among these classes and series of stock:

Common Stock
One class of stock shall be common stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 800,000,000 shares.

Preferred Stock
The second class of stock shall be preferred stock, par value $0.001 per share, of which the Corporation shall have the authority to issue 10,000,000 shares.

The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitation, if any, as may be set forth in the bylaws of the Corporation.

From time to time, the Board of Directors of the Corporation may authorize any changes in the designations and preferences stated herein of the preferred stock.

Series A Preferred Stock

1) Designations and Amounts. The Board of Directors of the Corporation, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series A Preferred Stock (the "Series A Preferred Stock") with a stated value of $0.001 per share. The number of authorized shares constituting the Series A Preferred Stock shall be One Million (1,000,000) shares.

2) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors in its sole discretion.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall have four hundred (400) votes for every one (1) Share of Series A Preferred Stock held pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock and common stock shall vote together as a single class, and not as separate classes.

4) Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

a) Automatic Conversion. Each share of Series A Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series A Preferred Stock being converted. Conditioned upon the foregoing, each share of Series A Preferred Stock shall automatically convert into one hundred (100) fully paid and nonassessable shares of Common Stock of the Corporation.

b) Method of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice 15 business days prior to date of conversion to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Corporation shall, within five business days, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the "Conversion Date."

c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

d) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted or otherwise acquired by the Corporation, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

e) Transfer Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series A Preferred Stock, provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

f) Adjustments to Conversion Rate.

i) Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of common stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of common stock after the effective date of this Certificate of Designation, the Series A Conversion Rate in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted as more fully set forth in Section 4(f)(ii).

ii) Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time subdivides, combines or consolidates the outstanding shares of common stock as contemplated by Section 4(f)(i), in each such event the Series A Conversion Rate that is then in effect shall be adjusted as of the time of such event by multiplying the Series A Conversion Rate then in effect by a fraction (x) the numerator of which is the total number of shares of common stock issued and outstanding immediately after the time of such subdivision, combination or consolidation, and (y) the denominator of which is the total number of shares of common stock issued and outstanding immediately prior to such subdivision, combination or consolidation.

iii) Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization, merger or any reclassification of the stock of the Corporation (other than solely as a result of a stock dividend or subdivision, split-up or combination of shares), the Series A Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted and the terms of the Series A Preferred Stock shall be deemed amended such that the shares of the Series A Preferred Stock shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder's shares of the Series A Preferred Stock had been converted into common stock.

iv) Distributions Other Than Cash Dividends Out of Retained Earnings. If the Corporation shall declare a cash dividend upon its common stock payable otherwise than out of retained earnings or shall distribute to holders of its common stock shares of its capital stock (other than shares of common stock and other than as otherwise would result in an adjustment pursuant to this Section 4(f)), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for common stock or other securities of the Corporation convertible into or exchangeable for common stock), then, in each such case, provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of common stock receivable thereupon, the amount of securities of the Corporation and other property which they would have received had their Series A Preferred Stock been converted into common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities and other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4(f) with respect to the rights of the holders of the Series A Preferred Stock.

g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Rate pursuant to Section 4(f), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series A Conversion Rate at the time in effect; and (iii) the number of shares of common stock and the amount, if any, of other securities, cash or property which at the time would be received upon the conversion of the Series A Preferred Stock.

h) Fractional Shares. Fractional shares of Series A Preferred Stock may be issued and all conversion, voting and other rights shall be applied to such fractional shares on a proportional basis; provided, however, that in lieu of any fractional shares of common stock to which the holder of Series A Preferred Stock would be entitled upon conversion or otherwise pursuant hereto, the Corporation shall issue to such

holder, one whole share of common stock. The number of whole shares to be issuable to each holder upon such conversion shall be determined on the basis of the number of shares of common stock issuable upon conversion of the total number of shares of Series A Preferred Stock of such holder at the time converting into common stock.

5) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock, according to each class's "Rank" as stated herein, and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

5) Registration Rights . None.

6) Redemption . Series A Preferred Shares are not redeemable.

7) No Impairment. Except and to the extent as waived or consented to by the holder, or as otherwise provided herein, the Corporation shall not by any action, including, without limitation, amending its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of holders as set forth in this Certificate of Designations against impairment.

8) Loss, Theft, Destruction of Series A Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like

tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

9) Notices. The holders of the Series A Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section 10 to be given to the holder of shares of the Series A Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

10) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

11) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series A Preferred Stock shall rank junior to the Series C Preferred Stock and senior to the Series B Preferred Stock, and the Common Stock.

Series B Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series B Preferred Stock." The number of shares constituting such series shall initially be five million (5,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series B Preferred Stock shall be $.001 par value. All shares of Series B Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series B Preferred Stock shall rank junior to the Series A and Series C Preferred Stock, and ahead of the Common Stock.

3) Conversion. The holders of Series B Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each shares of Series B Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series B Preferred Stock being converted. Conditioned upon the foregoing, each share of Series B Preferred Stock shall automatically convert at the sole option of its holder into ten (10) fully paid and nonassessable shares of Common Stock of the Corporation.

(b) Mechanics of Conversion. At such time as the conditions described in Section 3(a) shall have occurred, holders of the Series B Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation

to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 3(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series B Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 3(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

4) Redemption.
(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, at the option of the Corporation, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series B Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by

paying to the holder, in cash in immediately available funds, an amount per share of Series B Preferred Stock identified in the Redemption Request, equal to the ten (10) day average of the closing market ask prices for a share of the Corporation's common stock during the (10) trading days before the date of the Redemption Notice, multiplied by 100, plus any declared but unpaid dividends on each such share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series B Preferred Stock Redemption Price".

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series B Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series B Preferred Stock to be redeemed. Upon payment by the Corporation of the Series B Preferred Stock Redemption Price, all rights in respect of the shares of Series B Preferred Stock redeemed shall cease.

5) Voting Rights. The holders of shares of Series B Preferred Stock shall have the right to ten (10) votes for each share of Series B Preferred Stock held, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6) Dividends. The holders of Series B Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

7) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series B Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series B Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

8) Status of Converted or Redeemed Stock. In the event any shares of Series B Preferred Stock shall be converted or redeemed pursuant to Section 3 or Section 4 hereof, the shares so converted or redeemed shall be canceled and shall be available for issuance by the Corporation in accordance with the Corporation's Certificate of Incorporation.

9) Loss, Theft, Destruction of Series B Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

10) Notices. The holders of the Series B Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series B Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

11) Severability. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

12) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to

clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

Series C Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series C Preferred Stock." The number of shares constituting such series shall initially be two million (2,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series C Preferred Stock shall be $.001 par value. All shares of Series C Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation or as to any other right or preference, the Series C Preferred Stock shall rank ahead of any other class of Preferred Stock and Common Stock.

3) Interest. Each share of the Series C Preferred Stock shall earn daily, compound interest at the rate of twelve percent (12%) as calculated on a 365 day calendar year (the "Interest) from the date of each such shares issuance by authorization resolution of the Board of Directors of the Corporation. The Interest shall be accrued per yearly calendar quarter (an "Accrual Period") and paid within thirty (30) days of the end of each such calendar quarter, unless a respective holder of the shares of the Series C Preferred Stock provides written authorization to the Corporation to defer said Interest payment to the due date for the next Accrual Period. For as all as any shares of Series C Preferred Stock remain issued and outstanding, any and all accrued and unpaid Interest is to be recorded on the books and records of the Corporation as a cumulative obligation.

4) Exchangeability; Interchangeability.

(a) Exchangeability. Each share of Series C Preferred Stock is to be issued in exchange for one U.S. dollar ($1.00), (the "Exchange Value") of the outstanding balance at the time, in whole or in part, of any convertible promissory note (the "Note") issued by the Corporation to a debtholder (the "Debtholder") who is to receive the Series C Preferred Stock (the "Exchange"). Any such Exchange shall be by written agreement between the Corporation and the Debtholder and may contain terms and conditions in addition to those included herein (the "Exchange Agreement") and the Exchange Agreement shall be approved by a resolution of the Board of Directors of the Corporation prior to the Exchange. It is understood by the Corporation and the Debtholder that the rights granted to the Debtholder under the Note being exchanged by the Corporation, and or any guarantors of the Note shall remain in full force and effect after the Exchange, until such time as the Series C Preferred Stock is either converted in full to shares of common stock or redeemed per the terms and conditions of the following Section 6.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that any of the Series C Preferred Stock issued upon Exchange shall be deemed to have been acquired at the time the underlying Note was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon any Conversion (as hereinafter defined) of the Series C Preferred Stock shall be deemed to have commenced on the date the Note was issued.

(b) Interchangeability. Any Exchange of the Note per the Exchange Agreement, in whole or in part, for any shares of Series C Preferred Stock may be reversed by the holder of the Series C Preferred Stock, in its sole option, for (i) non-payment, when due, and failure to cure the non-payment after written notice from holder to Corporation within 10 business days, of any Interest from the Series C Preferred Stock (which Interest the holder had not previously agreed in writing to be accrued, see Section 3 above), or (ii) by mutual agreement of the holder and the Corporation (the "Interchange"). Such reversal of the Exchange and the Exchange Agreement shall be by written notice by the holder of the Series C Preferred Stock to the Corporation; wherein the Note, adjusted for changes due to any conversions of the Series C

Preferred Stock or Interest owed, accrued or paid, shall thereafter be interchanged back from the Series C Preferred Stock titled to the holder, which Series C Preferred Stock shall be returned to the Corporation by the holder within five (5) business days of said written notice. The Corporation acknowledges that in such situation the Note in its entirety, without amendment or restatement of its terms and conditions, and as of its original issuance date, shall return to being an irrevocable obligation of the Corporation to its holder, and that for purposes of Rule 144 and its sub-section (d)(3)(ii), the Note exchanged for the Series C Preferred Stock shall retain its original tacking period as pertains to any subsequent conversions of the Note for common stock of the Corporation. Any such Interchange of the Series C Preferred Stock to the Note shall be authorized by resolution of the Board of Directors of the Corporation within five (5) business days of written notice of said Interchange by the holder.

5) Conversion. The holders of Series C Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Automatic Conversion. Each share of Series C Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series C Preferred Stock being converted. Conditioned upon the foregoing, each share of Series C Preferred Stock shall automatically convert at the sole option of its holder into (i) fifty (50) fully paid and nonassessable shares of Common Stock of the Corporation., or (ii) if said conversion per share of the Series C Preferred Stock in "(i)" equates to a total dollar amount per share of Series C Preferred Stock from its conversion into Common Stock, as calculated from the closing market bid price on the trading day immediately prior to the date of conversion, wherein said total amount is less that the Exchange Value per share of the Series C Preferred Stock being converted, a quantity of fully paid and nonassessable shares of Common Stock shall be issued from the conversion equal to not less than the Exchange Value per share of the Series C Preferred Stock. The holding period for the Common Stock issued upon any Conversion shall be deemed to have commenced on the date the underlying Note to the Series C Preferred Stock was issued.

(b) Mechanics of Conversion. At such time as the conditions described in Section 5(a) shall have occurred, holders of the Series C Preferred Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock. The Corporation shall, within not more than five (5) business days, issue and deliver to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock of the Corporation to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the conditions set forth in Section 5(a) herein have been satisfied and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

(d) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be

determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(e) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series C Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 5(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

6) Redemption.

(a) Exercise of Redemption Right. Subject to the rights per series of Preferred Stock which may from time to time come into existence, and provided that the holder of the of Series C Preferred Stock has not issued a valid and enforceable written notice to the Corporation pertaining to an Interchange of the of Series C Preferred Stock for its underlying Note, in whole or in part, at the option of the Corporation, the Corporation shall have the right, in whole or in part, to redeem that number of shares of Series C Preferred Stock held by any holder and specified in a written notice of redemption ("Redemption Notice") sent or delivered to the holder, by paying to the holder, in cash in immediately available funds, an amount per share of Series C Preferred Stock identified in the Redemption Request, equal to the greater of either (i) the Exchange Value per share of Series C Preferred Stock, plus any accrued and unpaid Interest to the date of the Redemption Request, plus any declared but unpaid dividends per share and any fees or penalties that may occur from the terms and conditions of the Exchange Agreement, or (ii) an amount per share of Series C Preferred Stock equal to not less than the twenty (10) day average of the closing market ask prices for a share of the Corporation's common stock during the twenty (20) trading days before the date of the Redemption Notice (the "Average Market Ask Price"), which Average Market Ask Price is then multiplied by a factor of fifty (50), plus any accrued and unpaid Interest to the date of the Redemption Request, any fees or penalties that may occur from the terms and conditions of the Exchange Agreement, and any declared but unpaid dividends per share. Notwithstanding anything contained herein to the contrary, the Series C Preferred Stock Redemption Price (as hereinafter defined) shall be capped at, and shall never exceed, $1.50 per redeemed Series C Preferred share. The total sum payable per share pursuant to a Redemption Request is hereinafter referred to as the "Series C Preferred Stock Redemption Price", never to exceed $1.50 per share of Series C Preferred Stock.

(b) Mechanics of Redemption. Redemption Notices shall be sent or delivered to the holder at such holder's address as set forth in the books of the Corporation. Such Redemption Notice shall be sent at least twenty (20) days prior to the redemption date specified in the Redemption Notice. Each Redemption Notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed; (iii) the redemption price per share; (iv) the place where certificates may be surrendered for payment of the redemption price; and (v) that the holder's right to convert pursuant to subsection 5 above shall terminate upon the expiration of ten (10) days after receipt of the Redemption Notice. The Corporation shall, as soon as practicable after the redemption date, pay to the holder the Series C Preferred Stock the redemption price upon delivery to the Corporation of the certificates of Series C Preferred Stock to be redeemed. Upon payment by the Corporation of the Series C Preferred Stock Redemption Price, all rights in respect of the shares of Series C Preferred Stock redeemed shall cease.

7) Voting Rights. The holders of shares of Series C Preferred Stock shall not have any voting rights with respect to any question upon which the holders of Common Stock or other classes of Preferred Stock have the right to vote. Regardless of the preceding sentence, the holders of shares of Series C Preferred Stock shall be entitled to any notice of, and their attendance at, any stockholders meeting in accordance with the bylaws of this Corporation.

8) Dividends. The holders of Series C Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

9) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series C Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series C Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

10) Status of Converted or Redeemed Stock. In the event any shares of Series C Preferred Stock shall be converted or redeemed pursuant to Section 5 or Section 6 hereof, the shares so converted or redeemed shall be canceled in full and shall not be available for re-issuance by the Corporation.

11) Loss, Theft, Destruction of Series C Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series C Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series C Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series C Preferred Stock, new shares of Series C Preferred Stock of like tenor. The Series C Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series C Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

12) Notices. The holders of the Series C Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series C Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

13) Severability. If any right, preference or limitation of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

14) Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

Series D Preferred Stock

1) Designation and Amounts. The series of preferred stock authorized hereunder shall be designated as the "Series D Preferred Stock." The number of shares constituting such series shall initially be two million (2,000,000) which number may from time to time be changed by the Board of Directors. The par value of the Series D Preferred Stock shall be $.001 par value. All shares of Series D Preferred Stock shall be identical with each other in all respects.

2) Rank. With respect to any payments of interest, dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation and any other right or preference, the Series D Preferred

Stock shall rank junior to the Series A and Series C Preferred Stock, and ahead of Series B Preferred Stock, and ahead of the Common Stock.

3) Conversion. The holders of Series D Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

(a) Conversion Ratio. Each share of Series D Preferred Stock shall not be convertible unless the Corporation's Certificate of Incorporation has an adequate number of authorized shares of Common Stock available for issuance in an amount sufficient to permit the conversion of the shares of Series D Preferred Stock being converted. Conditioned upon the foregoing, each share of Series B Preferred Stock shall automatically convert at the sole option of its holder into one hundred (100) fully paid and nonassessable share of Common Stock of the Corporation.

b) Method of Conversion. Before any holder of Series D Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Series D Preferred Stock, and shall give written notice 15 business days prior to date of conversion to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Corporation shall, within five business days, issue and deliver at such office to such holder of Series D Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the "Conversion Date."

c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series D Preferred Stock represented by a certificate or certificates surrendered, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series D Preferred Stock which were not converted.

d) Status of Converted Stock. In the event any shares of Series D Preferred Stock shall be converted or otherwise acquired by the Corporation, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

(e) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment.

(f) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series D Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(g) Notices of Record Date. In the event the Corporation takes record of the holders of any class of securities for the purpose of determining which holders are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, property or other right, the Corporation shall mail to each holder of Series D Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h) Reservation of Stock Issuable Upon Conversion. Solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, the Corporation shall at all times, subject to the conditions described in Section 3(a), reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as, in the opinion of counsel to the Corporation, may be necessary and authorized to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(i) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of this Corporation.

4) Redemption. Series D Preferred Shares are not redeemable.

5) Voting Rights. The holders of shares of Series D Preferred Stock shall have no voting rights.

6) Dividends. The holders of Series D Preferred Stock shall be entitled to receive dividends, payable via cash or stock when, as and if declared by the Board of Directors, in its sole discretion.

7) Common Stock Dividends, Subdivisions, Combinations, etc. In case the Corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of outstanding shares of Series D Preferred Stock in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the same percentage of shares outstanding determined by multiplying the number of shares of Series D Preferred Stock by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

8) Status of Converted Stock. In the event any shares of Series D Preferred Stock shall be converted pursuant to Section 3 or Section 4 hereof, the shares so converted shall be canceled and shall be available for issuance by the Corporation in accordance with the Corporation's Certificate of Incorporation.

9) Loss, Theft, Destruction of Series D Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series D Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably

satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series D Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series D Preferred Stock, new shares of Series D Preferred Stock of like tenor. The Series D Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series D Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

10) Notices. The holders of the Series D Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the common stock. Any notice required by the provisions of this Section to be given to the holder of shares of the Series D Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

11) Severability. If any right, preference or limitation of the Series D Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

12) Liquidation.

a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the shares of Series A, B and C Preferred Stock and Common Stock, according to each class's "Rank" as stated herein, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Corporation.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series D Preferred Stock of the appraiser's valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Corporation shall reasonably determine, in good faith.

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IN WITNESS WHEREOF, Rocky Mountain High Brands Inc. has caused this Amendment to its Articles of Incorporation, including this Certificate of Designation of its Series A, Series B, Series C and Series D Preferred Stock to be signed by Jerry Grisaffi, its Secretary and Treasurer, this 21 day of March, 2016, its Effective Date.

ROCKY MOUNTAIN HIGH BRANDS INC.

By:

Jerry Grisaffi, Secretary/Treasurer